EXHIBIT 99.1

BERKSHIRE HILLS BANCORP™

KBW Community Bank Investor Conference

July 29, 2008

BERKSHIRE BANK®

America's Most Exciting Bank™

BERKSHIRE HILLS BANCORP
Berkshire Bank · America's Most Exciting Bank

VT
NH
NY
MA
CT
RI

NASDAQ

BERKSHIRE HILLS BANCORP – BHLB

Our Growing Franchise

$2.5 billion in assets

38 bank branches and
10 insurance offices

Three-state franchise –
Massachusetts, New York,
and Vermont

Only locally headquartered
financial services company in
primary market

$800 million in assets
under management

Insurance agency with
almost 100 professionals

Strong growth from organic,
de novo, and acquisition
strategy

Distinctive culture as
America’s Most Exciting
BankSM

Expanded executive team

Attractive, stable markets

Diversified revenues with
strong commercial
components

31.78

31.15

29.63

Total book value

14.36

13.76

15.70

Tangible book value

0.31

0.58

0.56

Dividends paid

1.13

1.44

1.29

Net earnings, diluted

$1.13

$1.90

$2.00

Core earnings, diluted

Per Share Data

1.14

1.14

1.14

Loan loss allowance/total loans

0.42

0.45

0.35

Non-performing assets/total assets

0.15%

0.34%

0.07%

Net charge-offs/average loans

Asset Quality

60.60

62.94

58.46

Efficiency ratio

3.43

3.26

3.24

Net interest margin

0.94

0.60

0.53

GAAP return on assets

7.10

4.69

4.40

GAAP return on equity

0.94

0.79

0.83

Core return on assets

7.10%

6.17%

6.87%

Core return on equity

Performance

2,546.9

2,513.4

2,149.6

Total assets

11.8

13.5

11.3

Net income

13.9

20.8

19.6

Operating cash earnings

$54.9

$88.6

$72.3

Revenue

6 Mo
2008

FY 2007

FY 2006

Results (in millions)

Financial Highlights

Network of 48 stores

38 Banking

10 Insurance

Note:  See last page for reconciliation of non-GAAP data.  2007 net charge-offs/average loans measured 0.11% before one charge related to
2006 borrower fraud.

See last page

Investor contacts:

$279 Million

Market capitalization

44,000

Average share trading volume

8%

Insider ownership

56%

Institutional ownership

10.4 Million

Common shares outstanding

$0.16

Current quarterly dividend

$33.00  -  $19.50

52 Week Price Range:

BHLB

Stock Information

Note:  Data as of 07/22/08

BERKSHIRE HILLS BANCORP

Berkshire Bank - *America's Most Exciting Bank*

BERKSHIRE HILLS BANCORP – BHLB Slide 1 www.berkshirebank.com

Kevin P. Riley

EVP and CFO

Phone:  (413) 236-3195

Email: kriley@berkshirebank.com

P.O. Box 1308, Pittsfield, MA 01202-1308

David H. Gonci

Corporate Finance Officer

Phone:  (413) 281-1973

Email: dgonci@berkshirebank.com

Shepard D. Rainie

EVP and Chief Risk Officer

Phone:  (413) 236-3176

Email: srainie@berkshirebank.com

In recession Near recession Expansion Moody's | Economy.com		
Projected peak-to-trough house price decline < -30% -20 to -30% -10 to -20% 0 to -10% No decline Moody's | Economy.com		

BERKSHIRE HILLS BANCORP – BHLB www.berkshirebank.com

Attractive Markets – MA, NY, VT

Residential property values
more stable in Western MA

Foreclosures remain low

Albany prices – no decline

(As of May 2008)

HOUSE PRICES

Berkshire markets still
expanding

Low unemployment

IBM announces $1.5 billion
New York Tech Valley
investment  (July 2008)

(As of May 2008)

ECONOMIES

Slide 2

To be a world-class financial services company through an engaging and exciting environment where customers want to do business and employees want to work.

Respect
Integrity
Guts
Having Fun
Teamwork
Employees
Customers
Communities
Shareholders
THE
RIGHT WAY
BERKSHIRE BANK
America's Most Exciting Bank

BERKSHIRE HILLS BANCORP – BHLB
www.berkshirebank.com

Building a Distinctive Culture

Our Vision

Core Values

Slide 3

BERKSHIRE HILLS BANCORP – BHLB
www.berkshirebank.com

Creating Value

Veteran management team

Diverse revenue sources

Performance driven

Differentiated brand and culture

Leader in core markets

Opportunity for growth in new markets

Slide 4

BERKSHIRE HILLS BANCORP – BHLB

www.berkshirebank.com

Solid First Half 2008 Results

64.34%

60.60%

Efficiency ratio

22.49%

31.21%

Fee Income/Revenues

3.42%

3.43%

Net Interest Margin

7.44%

7.10%

Return on Equity

0.71%

0.94%

Return on Assets

(12%)

6%

Change in EPS (year-to-year)

SNL Bank and Thrift
Median
(as of 7/23/08)

BHLB

Performance Measure

Slide 5

BERKSHIRE HILLS BANCORP – BHLB

www.berkshirebank.com

2008 Plan for Earnings Growth

EPS of $2.16 – 14% growth from core 2007

Record earnings of $22.4 million – 26% growth from core
2007

Higher net interest margin – from liability sensitive to
neutral/asset sensitive

Modest loan growth – low single digit

Fee income at 30% of revenue – emphasis on wealth
management and insurance

Efficiency ratio of 61%

Slide 6

Core EPS
Core EPS and Revenues
Revenues (Millions)
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$30
$25
$20
$15
$10
$5
$0
2Q07
3Q07
4Q07
1Q08
2Q08

BERKSHIRE HILLS BANCORP – BHLB

www.berkshirebank.com

Record Revenues and Earnings per Share in 2008

Revenue growth
from acquisitions
and organic growth

2008 core EPS up
6% benefiting from
higher margins and
efficiencies

Pre-provision core
EPS up 15% in Q2
2008

Note:  Core and GAAP EPS the same in last five quarters except for 3Q07 (core $0.49 and GAAP $0.10) and 4Q07 (core $0.36 and GAAP $0.29).  Difference in 3Q07 was due to balance sheet restructuring and Factory Point merger integration costs.
Difference in 4Q07 was due to merger integration and other nonrecurring expense restructuring costs.

Revenue

Core EPS

.55

27.2

Slide 7

64%
62%
60%
58%
56%
62.9%
60.6%
58.5%
'06
'07
1H08

BERKSHIRE HILLS BANCORP – BHLB
www.berkshirebank.com

Efficiency Ratio Now Improving

Spike in 2007 from
insurance acquisition and
de novo branches

Bank ratio 58 – 60%
excluding insurance

Benefiting from higher
margins, growth, and
expense control

Insurance ratio 66% due to
different revenue/cost mix

Note:  Efficiency ratio is computed by dividing total tangible core non-interest expense by the sum of total net interest income on a fully taxable equivalent basis and total core non-interest income.

Slide 8

3.50%
3.00%
2Q07
3Q07
4Q07
1Q08
2Q08

BERKSHIRE HILLS BANCORP – BHLB
www.berkshirebank.com

Net Interest Margin Highest Since 2003

Benefited from Factory Point acquisition and balance sheet
restructuring in Q3 2007

Utilizing interest rate swaps to manage interest rate risk

Diligent pricing on deposit and loan products

3.45%

Slide 9

(Millions)
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
2Q07
3Q07
4Q07
1Q08
2Q08
Insurance
Wealth Mgmt
Deposit & Loan

BERKSHIRE HILLS BANCORP – BHLB

www.berkshirebank.com

Fee Income Growing Strongly

   Fees provide 30% of revenue

                 Fee growth of 20% estimated for 2008

Slide 10

(Millions)
$2,000
$1,500
$1,000
$500
$-
2006
2007
2008
Commercial Mtg
C&I
Residential
Consumer

BERKSHIRE HILLS BANCORP – BHLB
www.berkshirebank.com

Loan Mix Managed for Quality Growth

Higher growth in commercial real estate, and commercial & industrial

Indirect lending running off

Residential and home equity focus on retail side

Strong credit disciplines

347

665

198

768

1,978

Slide 11

(Millions)
$2,000
$1,500
$1,000
$500
$-
2006
2007
2008 H1
DDA/NOW
MMA/SAV
TIME

BERKSHIRE HILLS BANCORP – BHLB
www.berkshirebank.com

Favorable Deposit Growth

Strong growth in checking accounts

Growing deposit base in New York and Pioneer Valley

Personal core deposit growth offsetting high cost
municipal run-off

418

676

717

1,811

Slide 12

0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.07%
0.11%
0.15%
'06
'07*
1H 08

0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.45%
0.54%
0.49%
'06
'07
1H 08

BERKSHIRE HILLS BANCORP – BHLB
www.berkshirebank.com

Solid Credit Quality

* Excludes $4 million (0.23%) charge

for one fraud related commercial loan

Nonperforming Loans to Total Loans

Net Charge-offs to Average Loans

Annualized

Slide 13

$14
$35
$21
$16
$27
$19
$35

•

•

•

BERKSHIRE HILLS BANCORP – BHLB www.berkshirebank.com

Diversified Construction and Development Loans

$132 million Commercial
C&D portfolio was 7% of
total loans at 6/30/08

No C&D non-accruing at
6/30/08

$35 million Consumer
Construction portfolio to
individuals for single
home construction

as of 6/30/08

(millions)

Other

Consumer
Residential

Builder
Single Family

Condo

Land

Hotel

Office

Slide 14

BERKSHIRE HILLS BANCORP – BHLB www.berkshirebank.com

Seasoned Home Equity Portfolio

$174 million balance at 6/30/08 (9% of total loans)

66% of balance acquired with Woronoco ($86 million in
2005) and Factory Point ($29 million in 2007)

Conforming underwriting, maximum 80% CLTV

No sub prime or Alt A programs

Negligible delinquencies and charge-offs

Residential portfolio also conforming and performing well

Slide 15

BERKSHIRE HILLS BANCORP – BHLB
www.berkshirebank.com

Conservative Investment Portfolio

Unrealized loss of 21 basis points on $242 million total 6/30/08

No Government Sponsored Enterprise (GSE) equity securities except
FHLB Boston stock

$14 million corporate debt securities with $1.4 million unrealized loss
(includes $9 million trust preferred)

$3 million corporate equity securities with $0.1 million unrealized gain

$108 million GSE/Agency MBS portfolio with $1.1 million unrealized gain

$112 million municipal portfolio with $0.3 million unrealized loss

Slide 16

BERKSHIRE HILLS BANCORP – BHLB

www.berkshirebank.com

Solid Capital Footings

Tangible equity at 6.3% of assets at 6/30/08, up from 6.2% at year-end
2007

Core return on tangible equity of 19% in first half of 2008 – strong tangible capital formation rate

Tangible book value of $14.36 at 6/30/08, growing at 8% annualized rate in first half of 2008

Stock buybacks on 4.5% of outstanding shares in last three quarters due to slower growth and surplus capital generation

Note:  Equity to assets was 13.0% at 6/30/08 and 12/31/07.   Book value per share was $31.78 and $31.15 at those dates, respectively.
Measures based on tangible equity are adjusted to subtract goodwill and intangible assets from equity (and from assets where applicable).
Core return on tangible equity is based on operating cash earnings as shown in the reconciliation table on the last page.

Slide 17

BERKSHIRE HILLS BANCORP – BHLB
www.berkshirebank.com

Why Invest in Berkshire Hills

Strong and experienced management team

Distinctive culture and core values

Strong credit culture and asset quality discipline

Above average growth in loans, deposits and fee income

Earnings performance at record levels and growing

Stock valuation metrics are attractive for long term return

260%

180%

Price/Tangible book

140%

80%

Price/Book

15.4X

12.0X

Price/EPS (BHLB 2008 est EPS; SNL trailing EPS)

SNL Bank
and Thrift

Berkshire

as of 7/22/08 ($25.99 BHLB Close)

(data rounded)

Slide 18

BERKSHIRE HILLS BANCORP
Berkshire Bank · America's Most Exciting Bank™

BERKSHIRE HILLS BANCORP – BHLB

FOR QUESTIONS, PLEASE CONTACT:

David Gonci, Corporate Finance Officer

413-281-1973 - dgonci@berkshirebank.com

Ann-Marie Racine, Investor Relations Contact
413-236-3239 - aracine@berkshirebank.com

Forward Looking Statements

This presentation contains forward-looking statements (within the meaning of the Private Securities Litigation Reform
Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements, including factors discussed in “Forward-Looking Statements” in the
Company’s 2007 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available at the
Securities and Exchange Commission’s internet website (www.sec.gov) and to which reference is hereby made.
Except as required by law, the Company assumes no obligation to update any forward-looking statements, and undue reliance should not be placed on these statements.

$14.36

$13.76

$15.70

Tangible book value per share (G/H)

10,385

10,493

8,713

Period end shares outstanding (thousands) (H)

149,131

144,385

136,820

Tangible stockholders’ equity (G)

(180,905)

(182,452)

(121,341)

Less:  Goodwill and intangible assets

$330,036

$326,837

$258,161

Stockholders’ equity (period end)

0.94%

0.79%

0.83%

Average core return on assets (B/F)

$2,511

$2,262

$2,116

Average assets (millions) (F)

7.10%

6.17%

6.87%

Average core return on equity (B/E)

$331,400

$288,000

$255,700

Average stockholder’s equity (E)

$1.13

$1.90

$2.00

Core earnings per share (B/D)

10,420

9,370

8,726

Average diluted shares (thousands) (D)

13,873

20,819

19,592

Operating cash earnings (C)

2,103

3,058

2,035

Adj:  Amort. intangible assets

11,770

17,761

17,557

Core Income (B)

(701)

(2,492)

(3,252)

Adj:  Income taxes

683

2,956

904

Adj:  All other non-core items

-

-

5,512

Adj:  Loan loss allowance pool adjustment expense

26

3,762

3,130

Adj: Loss on securities, loans and borrowings

$11,762

$13,535

$11,263

Net Income (A)

6 Mo. 2008

FY 2007

FY 2006

(Dollars in thousands, except share data)

Note:  Management uses non-GAAP financial measures to provide supplemental perspectives.  They are not substitutes for GAAP measures, and do not depict amounts that accrue directly to the benefit of stockholders.  We calculate core income and related measures in order to gauge the underlying earnings power of the Company.  We calculate operating cash earnings to measure cash core earnings (before amortization of intangibles), which we view as the underlying cash generation for the benefit of stockholders.  The efficiency ratio is adjusted for non-core income and expense because non-core items are not generally related to the efficiency of operations.  Average diluted shares for 2006 core income per share totaled 8,786,000.

www.berkshirebank.com

Reconciliation of Non-GAAP Financial Measures